UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 23, 2023

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-27072	52-0845822
(state or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2117 SW Highway 484, Ocala FL	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Item 7.01. Regulation FD Disclosure.

On August 3, 2023, Ted D. Kellner submitted to AIM ImmunoTech Inc. (the “Company”) a purported notice (the “Notice”), dated August 4, 2023, seeking to nominate three candidates to stand for election to the Company’s Board of Directors (the “Board”) at the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”). The Board has reviewed the Notice and determined that it fails to comply with applicable requirements for making director nominations that are set forth in the Company’s bylaws. On August 23, 2023, the Company’s outside legal counsel sent a letter (the “Letter”) to Mr. Kellner’s outside counsel on behalf of the Company stating that the Notice does not constitute a valid notice of director nominations for the 2023 Annual Meeting, and as the deadline for providing a timely and proper notice of nominations at the 2023 Annual Meeting has passed, any nominations that purport to be made pursuant to the Notice will be disregarded. A copy of the Letter is furnished as Exhibit 99.1 to this Report.

On August 23, 2023, the Company issued a press release announcing that the Notice is invalid. A copy of the press release is furnished as Exhibit 99.2 to this Report.

The information contained in Item 7.01 to this Report and Exhibits 99.1 and 99.2 attached hereto is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if and to the extent such subsequent filing specifically references the information herein as being incorporated by reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter, dated August 23, 2023

99.2	Press Release, dated August 23, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM IMMUNOTECH INC.

August 23, 2023	By:	/s/ Thomas K. Equels
Thomas K. Equels, CEO